UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2023

micromobility.com Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39136	84-3015108
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Old Slip, New York, NY 10005
(Address of Principal Executive Offices, and Zip Code)
(917) 675-7157
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	MCOM	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock	MCOMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 4, 2023, we received a Staff Delisting Determination letter from the Nasdaq Listing Qualifications Department (the "Staff") of the Nasdaq Stock Market LLC ("Nasdaq"), advising us that as of August 4, 2023, our class A common stock had a closing bid price of $0.10 or less for at least ten consecutive trading days and is subject to Nasdaq Listing Rule 5810(c)(3)(A)(iii) (the "Low Price Stocks Rule"). Accordingly, unless we request an appeal of this Staff Delisting Determination, the Staff has advised us that our class A common stock will be scheduled for delisting from The Nasdaq Capital Market on August 15, 2023, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the "SEC"), which will remove our class A common stock from listing and registration on Nasdaq.

We intend to timely appeal the Staff Delisting Determination by submitting a hearing request to the Nasdaq hearings panel (the "Panel"), which will automatically stay the delisting of our class A common stock by the Staff for the duration of the hearing process and until the hearing process concludes or until any extension granted by the Panel may expire.

At the Panel hearing, we intend to present a plan to regain compliance with the Low Price Stocks Rule. In the interim, our class A common stock and our redeemable warrants will continue to trade on Nasdaq under the symbols "MCOM" and "MCOMW," for the duration of the hearing process, pending the conclusion of the hearing process.

The Panel may, in its discretion, grant us additional time to regain compliance and maintain our Nasdaq listing; however, there can be no assurance that the Panel will grant such additional time, that the Panel will accept our plan, or that if the Panel does accept our plan, whether we will be able to regain compliance with the applicable Nasdaq listing requirements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2023

micromobility.com Inc.

By:	/s/ Salvatore Palella
Name: Title:	Salvatore Palella Chief Executive Officer